Equity Investor Presentation First Quarter 2025

Forward-Looking Statements 2 In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 9, 2025. These reports are also available on Farmer Mac’s website (www.farmermac.com). Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2025, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise required by applicable law. The information in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2025 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

Use of Non-GAAP Financial Measures 3 This presentation is for general informational purposes only, is current only as of March 31, 2025 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2025. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consist of: (1) the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and (2) the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

4 FARMER MAC AT A GLANCE (NYSE: AGM) Key Highlights Market Cap* $2B 10-Year Revenue CAGR** 11% 10-Year Core EPS CAGR** 13% 10-Year Dividend CAGR** 28% Employees* 191 $18.1B Farm & Ranch $1.9B Corporate AgFinance $7.2B Power & Utilities $1.6B Renewable Energy $1.0B Broadband Infrastructure 1Q25 Business Volume by Segment *As of March 31, 2025 **December 31, 2014 – December 31, 2024

1Q25 Key Metrics as of 3/31/2025 Core Return on Common Equity, Annualized Efficiency Ratio 17% 29% Unique, Mission-Driven Operating Model • Mission directly supports low-cost access to capital for U.S. agriculture and rural infrastructure • GSE status provides steady, low-cost access to funding markets • Disciplined asset-liability management supports consistent returns for shareholders Resilient Business Model Supports Consistent Dividend Growth • Greater than 90% of total revenues are recurring net effective spread and fees • Core Return on Common Equity maintained above 14% over last 5 years • 14 consecutive annual dividend increases Lean & Efficient Operations • Generated approximately $900,000 net earnings per employee in FY24 • Maintain an operating efficiency ratio at or below 30% 5 FARMER MAC’S COMPETITIVE ADVANTAGE Our Operating Model Operating model excludes issued agricultural mortgage-backed securities and long-term standby purchase commitment credit protection components of our business.

Over the past 10 years, Farmer Mac’s revenue has consistently grown through a variety of different economic cycles, with revenue growth being driven by: • Strong underlying fundamentals and resilient business model • Low-cost access to debt capital markets and disciplined asset-liability management strategies • Diversified lines of business • Consistent credit underwriting standards and policies 6 CONSISTENT REVENUE GROWTH 10 Year CAGR Farmer Mac 11.2% S&P 500 4.9% S&P 500 Financials 5.3% *Revenue performance is indexed at $100 million in 2013 to help provide a better comparison of the performance of Farmer Mac, the S&P 500, and the S&P 500 Financials Index. 0 1 2 3 4 5 6 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Fe d Fu nd s Ef fe ct iv e R at e (% ) R ev en ue P er fo rm an ce Indexed Revenue Performance* AGM S&P 500 S&P 500-40 Fed Fund Rate

$197 $221 $256 $327 $340 $90$101 $114 $124 $171 $172 $46 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2020 2021 2022 2023 2024 YTD 2025 C O R E EAR N IN G S $ IN M ILLIO N S N ET E FF EC TI VE S PR EA D $ IN M IL LI O N S Net Effective Spread & Core Earnings Net Effective Spread Core Earnings Consistent historical financial performance highlights the diversification and resiliency of Farmer Mac’s business model Disciplined asset liability management and uninterrupted access to the capital markets have provided buffer against market volatility and changing credit market conditions 7 GROWING, RECURRING, HIGH-QUALITY EARNINGS CAGR is defined as Compound Annual Growth Rate. Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 23-24 of the Appendix. 14% NES CAGR (2020-2024) 14% Core Earnings CAGR (2020-2024)

Each business segment is comprised of both spread-based and fee-income products • Loan Purchases (spread) • Wholesale Funding (spread) • Purchase Commitments (fee) • Loans Serviced for Others (fee) Net effective spread and fees determined by a variety of factors, including: • Funding execution • Credit profile • Economic factors 8 SEGMENT PROFITABILITY Line of Business Segment Volume ($ IN BILLIONS AS OF 3/31/2025) 1Q2025 Net Effective Spread (%) Risk-Adjusted Gross Return on Allocated Capital (%) Agricultural Finance Farm & Ranch $18.1 1.01% 34% Corporate AgFinance $1.9 2.09% 27% Infrastructure Finance Power & Utilities $7.2 0.32% 20% Broadband Infrastructure $1.0 2.27% 30% Renewable Energy $1.6 1.55% 27% Treasury Funding – 0.41% - Investments – 0.10% - $29.8 1.17% -

9 TREASURY/INVESTMENTS SEGMENT As of March 31, 2025 Includes the financial results of the company’s funding, liquidity, and capital allocation strategies and operations Liquidity & Investment Portfolio • Maintain investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • $7.3 billion as of March 31, 2025 • Investments net effective spread of 0.10% in first quarter 2025 Benefits from Asset-Liability Management Strategies • Leverage a funds transfer pricing process to allocate interest expense to each segment, and allocate the costs and benefits of hedging strategies to the Treasury segment Cash & Equiv. 14.4% Guaranteed By GSEs and U.S. Gov't Agencies 85.4% Asset-Backed Securities 0.3% Liquidity Portfolio

Consistent, strong earnings growth has supported capital base and allowed for consistent returns to shareholders Opportunistically issued Preferred Stock during low-rate environment, further bolstering capital • $100M Preferred Series D in May 2019 @ 5.700% • $79.5M Preferred Series E in May 2020 @ 5.750% • $120M Preferred Series F in August 2020 @ 5.250% • $125M Preferred Series G in May 2021 @ 4.875% Securitization provides capital relief through the transfer of credit risk to capital markets 10 STRONG, GROWING CAPITAL BASE Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income. $713 $806 $863 $918 $927 $497 $517 $589 $584 $601$1,210 $1,323 $1,452 $1,501 $1,527 14.8% 14.9% 15.4% 14.2% 13.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2021 2022 2023 2024 Q1 2025 TI ER 1 C AP IT AL R AT IO (% ) C O R E C AP IT AL ($ IN M IL LI O N S) Core Capital Amount Above Statutory Minimum Capital Statutory Minimum Core Capital Tier 1 Capital Ratio

11 QUALITY EARNINGS DRIVE STRONG DIVIDENDS Strong earnings and consistent capital position support continued dividend growth for Farmer Mac. • Farmer Mac’s dividend growth rate over the past 14 years is substantially greater than that seen from the two major market indices. • 2025 marks the 14th consecutive year of higher annual dividends for Farmer Mac. • Farmer Mac is committed to strong returns and responsible growth. Dividend Yield1 14 Yr. Dividend CAGR Farmer Mac 3.2% 27.5% S&P 500 1.3% 5.1% Russell 2000 1.2% 6.6% $0.05 $0.10 $0.12 $0.14 $0.16 $0.26 $0.36 $0.58 $0.70 $0.80 $0.88 $0.95 $1.10 $1.40 $1.50 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $ PE R S H AR E Quarterly Dividend per Common Share 7% year-over-year increase in 2025 Increased quarterly dividend payments for 14 consecutive years 1. Dividend yield data as of 3/31/2025

12 FARMER MAC USES PROVEN, RIGOROUS UNDERWRITING Industry-leading credit requirements • Total debt coverage ratio of at least 1.25x • LTVs average 40% to 45% on mortgages purchased • Minimum borrower net equity of 50% Credits are less likely to default • Focus on repayment capacity through stressed inputs • Not a “lender of last resort” • Farm Credit Administration is our safety and soundness regulator Losses less likely even in default • Average portfolio LTV of 47% as of March 31, 2025 • Land values need to decline >55% to generate material losses across Agricultural Finance mortgage loans portfolio • “Stress scenario” losses of 17% to 48% • 1980s crisis saw land value declines of ~23%(1)

CREDIT CONSISTENTLY OUTPERFORMS 13 All Commercial Bank Loans and Leases Average: 0.87%(4) Farm Credit System Average: 0.09% Banks Average: 0.16% Farmer Mac Average: 0.02% Peer Analysis: Charge-Offs -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 C H AR G E- O FF S AS % O F AS SE TS Agricultural Lender Charge-off Rates Banks Farm Credit System Farmer Mac(4)(2)(3) (5)

14 ALLOWANCE FOR LOSSES —QUARTERLY The total allowance for losses increased $1.7 million to $27.0 million in first quarter 2025. • $0.9 million net provision to the allowance for the Infrastructure Finance portfolio primarily attributable to volume growth in Renewable Energy and Power & Utilities • $0.7 million provision to the allowance for the Agricultural Finance portfolio was primarily attributable to volume growth in the Farm & Ranch segment $0.9 $0.7 $0.0 $25.3 $27.0 31-Dec Infrastructure Finance Agricultural Finance Investments 31-Mar $ IN M IL LI O N S $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 December 31, 2024 to March 31, 2025 Allowance Fluctuation Increase Decrease Total

GROWTH OPPORTUNITIES TO INCREASE ASSETS UNDER MANAGEMENT 15Farm & Ranch Corporate AgFinance Core Farm & Ranch business provides consistent growth opportunities throughout market cycles. Well positioned to benefit from the growing demand for renewable power and generation Agricultural Finance Infrastructure Finance Renewable Energy Relative Size of Volume Opportunity Securitization Pool Purchases Syndications Wholesale Funding Loan Servicing Collateral Value Efficiencies Renewable Energy & Project Finance Rural Broadband Growing Electricity Demand Power & Utilities Broadband Infrastructure

FARM securitization program exemplifies Farmer Mac’s core mission to lower costs for the end borrower and improve credit availability in rural America, while transforming the agricultural mortgage market industry with new efficiencies Building upon the existing FARM Securitization Program by creating a securitization product for our customers • Utilize the current capability to originate new types of eligible loans into a conduit that de-risks the sector • Creates new financing for borrowers and expands sources of revenue for Farmer Mac 16 AGRICULTURAL MORTGAGE-BACKED SECURITIES OPPORTUNITY Farmers & Ranchers Originators Farmer Mac (Mortgage Loan Seller & Guarantor) FARM Program Mortgage Trust (Securitization Issuing Entity) Senior Guaranteed (A) Tranche Subordinated Unguaranteed (B) Tranche

Unique, Mission-Driven Operating Model • Mission directly supports low-cost access to capital for U.S. agriculture and rural infrastructure • GSE status provides steady, low-cost access to funding markets • Disciplined asset-liability management supports consistent returns for shareholders Resilient Business Model Supports Consistent Dividend Growth • Greater than 90% of total revenues are recurring net effective spread and fees • Core Return on Common Equity maintained above 14% over last 5 years • 14 consecutive annual dividend increases Lean & Efficient Operations • Generated approximately $900,000 net earnings per employee in FY24 • Maintain an operating efficiency ratio at or below 30% 17 KEY TAKEWAYS 27% 29% 29% 27% 28% 25% 26% 27% 28% 29% 30% 31% 2020 2021 2022 2023 2024 Maintain Efficiency Ratio Below 30% 16% 16% 16% 19% 17% 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 2024 Core Return on Common Equity greater than 14% Core Return on Common Equity Operating Efficiency

Jalpa Nazareth Senior Director – Investor Relations & Finance Strategy Phone: (202) 872-5570 Email: jnazareth@farmermac.com CONTACT INVESTOR RELATIONS

APPENDIX

KEY COMPANY METRICS

($ in thousands, except per share amounts)	2025 YTD	2024	2023	2022	2021
Core Earnings	$45,966	$171,630	$171,156	$124,314	$113,570
Core Earnings per Diluted Share	$4.19	$15.64	$15.65	$11.42	$10.47
Net Effective Spread ($)	$89,990	$339,564	$326,980	$255,529	$220,668
Net Effective Spread (%)	1.17%	1.15%	1.18%	1.02%	0.98%
Guarantee & Commitment Fees	$5,488	$20,321	$18,928	$18,144	$17,533
Core Capital Above Statutory Minimum	$600,776	$583,527	$589,400	$516,900	$496,800
Common Stock Dividends per Share	$1.50	$5.60	$4.40	$3.80	$3.52
Outstanding Business Volume	$29,755,343	$29,523,030	$28,471,024	$25,922,082	$23,614,463
90-Day Delinquencies	0.54%	0.37%	0.12%	0.17%	0.20%
Recovery/(Credit Losses)	$15	($4,694)	$0	($903)	$1,054
Book Value per Share	$101.77	$97.85	$89.24	$77.61	$67.37
Core Earnings Return on Equity	17%	17%	19%	16%	16%

- Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and core earnings per share to earnings per common share, and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 23-24 of the Appendix.
- Book Value per Share excludes accumulated other comprehensive income.

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21 EQUITY CAPITAL STRUCTURE • Common stock dividend annualized divided by quarter-end closing price. • Par value of annual dividend for preferred stock. Summary Stratifications NYSE Ticker Dividend Yield Shares Outstanding COMMON STOCK CLASS A VOTING COMMON STOCK • Ownership restricted to non-Farm Credit System financial institutions AGM.A 4.20% 1.0 million CLASS B VOTING COMMON STOCK • Ownership restricted to Farm Credit System institutions – – 0.5 million CLASS C NON-VOTING COMMON STOCK • No ownership restrictions AGM 3.20% 9.4 million PREFERRED STOCK SERIES D NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2024 • Redemption Value: $25 per share AGM.PR.D 5.700% 4.0 million SERIES E NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2025 • Redemption Value: $25 per share AGM.PR.E 5.750% 3.2 million SERIES F NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after October 18, 2025 • Redemption Value: $25 per share AGM.PR.F 5.250% 4.8 million SERIES G NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2026 • Redemption Value: $25 per share AGM.PR.G 4.875% 5.0 million

As Farmer Mac grows its business, securitization is available as a tool to achieve capital relief • Securitization is expected to stimulate growth by increasing Farmer Mac’s brand awareness in the capital markets Securitization provides an alternative option to funding longer-term loans, while reducing interest rate risk 22 POSITIONING FOR GROWTH WITH SECURITIZATION FARM 2024-2 FARM 2024-1 FARM 2023-1 FARM 2022-1 FARM 2021-1 Number of Loans 446 443 408 450 384 Average Principal Balance 318,798,290 308,090,132 283,591,175 301,105,804 302,744,111 Product Type Fixed (22.85%) Variable-Rate (77.15%) Fixed (41%) Variable-Rate (59%) Fixed (80%) Variable Rate (20%) Fixed (82%) Variable Rate (18%) Fixed (82%) Variable Rate (18%) Average Debt Coverage Ratio 1.64x 1.93x 2.05x 2.04x 1.56x Average Original LTV 47% 50% 49% 49% 42% Average Net Rate 5.598% 5.122% 3.031% 2.940% 3.249% Top 5 States CA (22%), TX (8%), MN (7%), MO (6%), NE (6%) CA (24%), NE (10%), OR (8%), TX (7%), SD (5%) MN (17%), CA (11%), MO (9%), IL (9%), NE (8%) MN (17%), CA (13%), NE (9%), MO (8%), IL (7%) CA (17%), MN (15%), OR (9%), MO (8%), IL (8%)

23 RECONCILIATION OF NET INCOME TO CORE EARNINGS (in thousands) 2025 YTD 2024 2023 2022 2021 Net income attributable to common stockholders 43,985$ 180,428$ 172,838$ 150,979$ 111,413$ Less reconciling items: (Losses)/gains on undesignated financial derivatives due to fair value changes (2,573) 3,344 5,142 13,495 (1,430) Gains on hedging activities due to fair value changes 1,099 11,548 (5,394) 5,343 (1,809) Unrealized gains/(losses) on trading securities 9 (85) 1,979 (917) (115) Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value 28 45 175 39 130 Net effects of terminations or net settlements on financial derivatives (1,070) (1,666) 227 15,794 494 Issuance costs on retirement of preferred stock - (1,619) - - - Income tax effect related to reconciling items 526 (2,769) (447) (7,089) 573 Sub-total (1,981) 8,798 1,682 26,665 (2,157) Core earnings 45,966$ 171,630$ 171,156$ 124,314$ 113,570$ Core Earnings by Period Ended

24 RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 2023 2022 2021 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield 90,939$ 1.15% 353,867$ 1.16% 327,547$ 1.15% 270,940$ 1.04% 221,951$ 0.87% Net effects of consolidated trusts (1,010) 0.02% (4,477) 0.02% (4,171) 0.02% (4,239) 0.02% (4,864) 0.02% Expense related to undesignated financial derivatives 318 0.00% (1,377) 0.00% (4,845) -0.02% (7,756) -0.03% 2,841 0.02% Amortization of premiums/discounts on assets consolidated at fair value (25) 0.00% (29) 0.00% (175) 0.00% (24) 0.00% (45) 0.00% Amortization of losses due to terminations or net settlements on financial derivatives 867 0.01% 3,128 0.01% 3,230 0.01% 2,413 0.01% 446 0.00% Fair Value Changes on fair value hedge relationships (1,099) -0.01% (11,548) -0.04% 5,394 0.02% (5,805) -0.02% 339 0.02% Net Effective Spread 89,990$ 1.17% 339,564$ 1.15% 326,980$ 1.18% 255,529$ 1.02% 220,668$ 0.93% 2025 YTD Net Effective Spread By Period Ended 2024

25 RESOURCES Footnote 1: USDA, National Agricultural Statistics Service (as of August 2015). Historic values are not necessarily predictive of future results or outcomes. Footnote 2: Kansas City Federal Reserve Agriculture Finance Databook (https://www.kansascityfed.org/agriculture/agfinance -updates/). Footnote 3: Banks’ charge-off rate is a percentage of agricultural loan assets. Footnote 4: Farm Credit Banks Funding Corporation Annual Information Statements; Farm Credit System’s charge-off rate is the percentage of total loans and guarantees. Footnote 5: Farmer Mac’s charge-off rate is the percentage of total loans and guarantees.

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